UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Report as of October 5, 2004

GENERAL BINDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

0-2604
(Commission File Number)

36-0887470
(I.R.S. employer identification No.)

One GBC Plaza,
Northbrook, Illinois 60062
(Address of principal executive offices, including zip code)

(847) 272-3700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.140d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. (d) - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

            The Corporation's Board of Directors has elected Mr. Marc Knez to the Board to serve a term until the Corporation's next Annual Meeting of Stockholders. The election of Mr. Knez to the Board was effective on October 1, 2004.  The Corporation's Board of Directors has not yet determined which Committees of the Board that Mr. Knez will be asked to serve on, if any.

            Mr. Knez is a Principal of the Capital H Group, a human capital consulting firm and is also an Adjunct Professor of Strategic Management at the University of Chicago Graduate School of Business.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

                                                                                                                          GENERAL BINDING CORPORATION

                                                                                                                           By: /s/ Steven Rubin
                                                                                                                                   Steven Rubin
                                                                                                                                   Vice President, Secretary &
                                                                                                                                   General Counsel
                                                                                                                                   October 5, 2004